Investor Presentation – July 2019 Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

Transparent & Executable Growth Strategy The Bank Chicago Deserves Seasoned Management Team & Board of Directors Diversified Commercial Lending Platform Disciplined Credit Risk Management Framework Deposits, Deposits, Deposits Franchise Highlights 1 2 3 4 5 6

Total Assets $5,391 Total Loans & Leases $3,863 Total Deposits $4,060 Total Equity $718 Tangible Common Equity(2) $526   Loans & Leases / Deposits Ratio 96% Commercial Loans / Total Loans(3) 61% Non-interest Bearing Deposits / Total Deposits 31%   Adjusted Return on Average Assets(2) 1.21% Net Interest Margin 4.51% Adjusted Efficiency Ratio(2) (4) 61.19% Non-interest Income / Total Revenue(2) 20.67% A Leading Chicago Commercial Franchise Company Overview Full service commercially-oriented community bank serving business and retail customers in the Chicago metropolitan area Largest community bank(1) by assets, deposits and branches in the Chicago MSA and the city of Chicago $207 million recapitalization during 2013, the largest recap in Chicago in 25 years First Chicago bank IPO in over 15 years raising $125 million in 2017 Source: Company Management and SNL Financial. Data as of, or for the quarter ended, June 30, 2019. Ratios annualized (recalculated as an annual rate) where applicable. Financial Highlights ($mm) Size Loan & Deposit Profitability Branch Franchise (3) Represents the sum of Commercial & Industrial Loans + Owner Occupied CRE Loans + Leases divided by Total Loans and Leases. (4) Represents non-interest expense less amortization of intangible assets divided by net interest income and non-interest income. (1) Represents $1-10bn banks by assets in the city of Chicago. (2) Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix. Brookfield, WI

The Byline Franchise Commercial Banking Wealth Management Size Customer and Market Focus $4.1 billion in total deposits 61 branch locations Serves small businesses and consumers within branch footprint Offers traditional retail deposit products through branch network and online and mobile banking platforms $2.2 billion loan portfolio Serves business owners, small and middle market clients and well-capitalized sponsors Lending specialties: commercial real estate, commercial & industrial, sponsor finance, commercial deposits & treasury management $591.1 million in assets under management 5 wealth management advisors Investment management and trust services High net worth clients in Chicago Metropolitan area Source: Company Management. Note: Data as of, or for the quarter ended, June 30, 2019. Retail Banking Diversified product set with abilities to scale business lines both in-market and nationwide

Niche Lending Businesses Small Ticket Equipment Leasing Sponsor Finance Size Customer and Market Focus $618.8 million loan portfolio Services throughout the Midwest, Tennessee and California Fifth most active lender in the U.S., #1 in Illinois and Wisconsin(1) Selected as the Illinois SBA 7(a) Lender of the Year during 2018 Dedicated servicing, portfolio management and workout staff with specialized expertise in government guaranteed loans $187.4 million lease portfolio Nationwide coverage Provides financing solutions for equipment vendors and their end-users Industries served: healthcare, manufacturing, technology, specialty vehicles, energy efficiency $231.6 million loan portfolio Nationwide lender Provides senior secured financing to PE-backed middle market companies with EBITDA between $2-$10 million Average loan size of $4.2 million Source: Company Management. Note: Data as of, or for the quarter ended, June 30, 2019. (1) Represents fiscal quarter ended March 2019. Small Business Capital

Drive Organic Loan Growth Deliver Improved Profitability Strengthen Franchise through Acquisitions Continue to bring in top tier talent with teams attracted to culture and local decision making Capitalize on market opportunities due to recent consolidation and the CRE concentration limitations of other banks Leverage our infrastructure to keep expense growth below revenue growth Optimize branch network to improve efficiencies Grow in existing markets and/or establish presence in contiguous new markets with meaningful market share Focus on targets with strong deposit base and significant market growth opportunities Capitalize on Strong Deposit Franchise The quality of our deposit franchise and access to stable funding are key components of our success Small businesses are a significant source of low cost deposits and represent opportunities for growth Progress Report on Growth Strategies and Key Performance Indicators Commentary Key Performance Indicators Non-interest bearing deposits consistently represent more than 30% of total deposits Since the Fed Funds rate increase in Dec. 2016, cost of deposits have increased 72 bps while Fed Funds have increased approximately 175 bps 41% cumulative deposit beta(1) 14.9% growth in originated loan portfolio in 2Q19 Strong contributions across all commercial areas of lending Adjusted efficiency ratio improved to 56.0% in 2Q19 vs. 63.3% in 2Q18 Adjusted PTPP ROAA improved to 2.15% in 2Q19 vs. 1.91% in 2Q18 Acquisition of First Evanston closed at end of May 2018 Acquisition of Oak Park River Forest Bankshares closed at end of April 2019 Source: Company Management. Note: Data as of, and for the quarter ended, June 30, 2019. (1) Beta calculated from Q4 2016 to Q2 2019 using total cost of deposits and an increase in the Fed Funds rate of 1.75%.

Strengthening the Byline Franchise through Accretive Transactions Key Highlights Closed May 31, 2018 Expanded Byline’s franchise to Evanston market with #2 deposit market share in the city Provided low-cost core deposit base with 36% DDA Added strong commercial banking team Further diversified revenue with addition of Trust & Wealth Management business Key Highlights (1) Excludes one-time merger-related expenses (2) Earnback calculated using the cross over method. Financial Impact $178.6 million transaction value 14.5% EPS accretion in 2019(1) TBV per share dilution earnback of 3.3 years(2) Added ~$1.0 billion in total deposits Added ~$900 million in total loans Provided increased scale to enhance efficiencies Closed April 30, 2019 Expands Byline’s footprint to the attractive sub-markets of Oak Park and River Forest Provides stable, low-cost deposit base with deposit beta of 2% (4Q16-2Q18) Efficient branches with average deposits of ~$100 million per branch Financial Impact $40.0 million transaction value 5.5% EPS accretion(1) TBV per share dilution earnback of 3.3 years(2) Adds ~$300 million in total deposits Adds ~$250 million in total loans Minimal execution risk given relative size

Second Quarter 2019 Results

Second Quarter 2019 Highlights Balance Sheet Earnings Revenue Key Operating Trends Solid loan and lease originations of $181.5 million Payoffs of $136.2 million for the quarter up from $81.8 million in 1Q19 Total loans of $3.9 billion, up 8.3% and 15.4% for quarter and year-over-year respectively Total deposits of $4.1 billion, up $251.7 million or 6.6% from 1Q19 and 11.4% from 2Q18 Total revenue of $68.6 million, an increase of 10.6% from 1Q19 and 28.8% from 2Q18 NIM excluding accretion up 14bps and net interest income increased 8.7% from 1Q19 Non-interest income increased 18.3% from 1Q19 primarily due to higher gain on sale revenue Lowered Efficiency Ratio to 61.19% from 62.68% in 1Q19 Adjusted Efficiency Ratio1 improved to 56.02% from 59.55% in 1Q19 Cost of deposits of 0.92% increased 5 bps from 1Q19, down from a 12bps increase in 1Q19 Provision expense covered NCOs of 25 bps which remained steady over the quarter Notable Developments Net income of $13.2 million, or $0.34 per diluted share; adjusted net income of $15.9 million, or $0.41 per diluted share Merger-related and system conversion expenses impacted EPS by $0.07 ROAA of 1.00% and ROATCE of 11.32%1 for 2Q19 compared to 0.29% and 3.34% in 2Q18 Adjusted ROAA of 1.21% and ROATCE of 13.44%, up 7 bps and 90 bps from 1Q19 Completed acquisition of Oak Park River Forest Bankshares Leadership transition following previously announced retirements Market dislocation creating good opportunities Planning for Oak Park River Forest integration Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Loan and Lease Trends Loan & Lease Originations and Payoffs June 30, 2018 June 30, 2019 ($ in millions) Originated and Acquired Loan & Lease Portfolio Total loans and leases were $3.9 billion at 2Q19, an increase of $295.6 million or 8.3% from the prior quarter and 15.4% from 2Q18 Originated portfolio increased by $97.2 million or 15.6% annualized Growth primarily driven by C&I portfolio and government guaranteed lending Acquired portfolio increased by $198.4 million Payoff activity increased by $54.4 million versus 1Q19 $136.2 million in 2Q19 compared to $81.8 million in 1Q19

Total deposits increased $251.7 million to $4.1 billion Growth in DDAs primarily attributable to acquisition Rate of increase in deposit costs moderated from prior quarter Total deposit costs increased 5 bps compared to 12 bps in prior quarter Cost of interest bearing deposits increased 7 bps compared to 18 bps in prior quarter Deposit Trends Average Non-Interest Bearing Deposits ($ in millions) Deposit Composition Cost of Interest Bearing Deposits

Net Interest Income and Net Interest Margin Trends Net interest income increased $4.4 million to $54.4 million, primarily due to partial quarter impact of acquisition and organic loan growth Net interest margin expanded 8 basis points to 4.51% from 1Q19 despite smaller impact from accretion income Net interest margin (excluding accretion income)1 increased 14 basis points to 4.11%, primarily due to higher yielding loans added through the acquisition and increased originations of U.S. government guaranteed loans Earning asset yields increased 12 basis points to 5.53% from 1Q19, primarily due to the increase in average loan yield Net Interest Margin Net Interest Income ($ in millions) NIM, Yields, and Costs

Total Non-Interest Income Non-Interest Income Trends Non-interest income increased $2.2 million from 1Q19 Higher net gains on sales of loans, due to an increase in government guaranteed loan sales $973 thousand in gain on sales of securities $1.2 million revaluation charge to servicing asset due to prepayment activity ($ in millions) Total SBC Closed Loan Commitments Net Gains on Sales of Loans $150.6 million in closed loan commitments in 2Q19, compared to $101.6 million in 1Q19 $75.2 million of loan sales in 2Q19, compared to $66.2 million in 1Q19 Average premium increased due to the mix of loans sold Small Business Capital

Non-Interest Expense Trends Non-interest expenses reflect partial quarter impact of acquisition Non-interest expense, excluding significant adjustment items(1), was $40.4 million $3.5 million in expenses related to merger costs and core system conversion Lower payroll taxes offset by higher salaries and benefits expense resulting from personnel added in the acquisition Adjusted efficiency ratio(1) of 56.02%, compared with 59.55% in prior quarter and 63.28% in 2Q18 ($ in millions) Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. (1) (1)

Asset Quality Trends NCOs remained consistent at 0.25% in 2Q19 ALLL/Loans and Leases increased to 0.81% in 2Q19 compared to 0.76% in 1Q19 Non performing assets increased 13 bps to 0.83% in 2Q19 NPLs/ Total Loans & Leases increased to 0.95% in 2Q19 from 0.85% in 1Q19 NPLs/ Total Loans & Leases (excluding government guaranteed) increased to 0.82% in 2Q19 from 0.71% in 1Q19 Increase in NPLs primarily attributed to unguaranteed government loans Other real estate owned increased by $3.3 million during the quarter, primarily due to properties added with the acquisition Acquisition accounting adjustments on acquired loans stood at $37.1 million versus $29.3 in the prior quarter NPLs / Total Loans & Leases ALLL / Loans & Leases

Appendix

Five Quarter Financial Summary ($ in millions, except per share data) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. For the Three Months Ended, June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 Income Statement Net interest income $54.4 $50.1 $53.3 $52.6 $39.1 Provision 6.4 4.0 3.9 5.8 4.0 Non-interest income 14.2 12.0 14.3 10.9 14.2 Non-interest expense 44.0 40.7 40.1 37.7 45.5 Pretax income 18.3 17.4 23.6 19.9 3.8 Income taxes 5.1 4.8 6.5 5.4 1.1 Net income 13.2 12.6 17.1 14.5 2.8 Dividends on preferred shares 0.2 0.2 0.2 0.2 0.2 Net income available attributable to common shareholders $13.0 $12.4 $16.9 $14.3 $2.6 Diluted earnings per common share(1) $0.34 $0.34 $0.46 $0.39 $0.08 Balance Sheet Total loans and leases $3,863.1 $3,567.6 $3,501.6 $3,455.8 $3,348.7 Total deposits 4,060.2 3,808.5 3,749.9 3,740.8 3,644.9 Tangible common equity(1) 525.7 498.5 478.6 456.6 441.3             Balance Sheet Metrics Loans and leases / deposits 95.60% 93.69% 93.91% 92.62% 92.03% Tangible common equity / tangible assets(1) 10.09 10.28 10.01 9.60 9.51 Key Performance Ratios Net interest margin 4.51% 4.43% 4.69% 4.73% 4.43% Efficiency ratio 61.19 62.68 56.63 56.41 83.26 Adjusted efficiency ratio(1) 56.02 59.55 54.76 55.62 63.28 Non-interest expense to average assets 3.34 3.32 3.25 3.11 4.72 Non-interest income to total revenues(1) 20.67 19.31 21.16 17.17 26.68 Return on average assets 1.00 1.03 1.39 1.20 0.29 Adjusted return on average assets(1) 1.21 1.14 1.47 1.23 1.10 Tangible book value per share(1) $13.79 $13.70 $13.17 $12.59 $12.18

Non-GAAP Reconciliation

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